EXHIBIT 10.29

AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this “Amendment”) is made and entered into this as of December 1, 2014, by and among Ener-Core, Inc., a Nevada corporation (the “Company”), and the undersigned Investors. Capitalized terms used but not defined herein shall have the meanings set forth in the Transaction Agreements (defined in the Recitals below).

RECITALS:

WHEREAS, reference is made to that certain Subscription Agreement by and among the Company and the Investors, and dated as of November 18, 2013 (the “Subscription Agreement”), and the Registration Rights Agreement by the same parties and dated as of November 18, 2013 (the “Registration Rights Agreement,” and together with the Subscription Agreement, the “Transaction Agreements”); and

WHEREAS, the Investors have proposed that the Subscription Agreement be amended on the terms set forth below, in consideration of which the Investors shall waive certain of their rights under the Registration Rights Agreement, which Proposal is acceptable to the Company;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

(A)          AMENDMENT AND WAIVER.

(1)       Amendments to the Subscription Agreement. The Subscription Agreement (including the Instruction Sheet for Investor and the exhibits attached thereto) is hereby amended as follows:

(a)        Section 1 of the Subscription Agreement is deleted in its entirety and the following are inserted in substitution therefor:

“1. Subscription. The undersigned (the “Investor”) hereby subscribes for and agrees to purchase the number of shares of common stock (the “Common Stock” or the “Shares”) of Ener-Core, Inc., a Nevada corporation (the “Company”), and warrants to purchase 50% of such number of shares of Common Stock (the “Warrants”), as set forth on the signature page hereto at a purchase price of $0.78 per share.

(b)        All other references throughout the Subscription Agreement to the purchase price per share of Common Stock being $1.00 shall be stricken and replaced by $0.78.

(c)        The term “Shares” appearing anywhere else throughout the Subscription Agreement shall be stricken and replaced by “Shares and Warrants.”

(2)       Waiver of Registration Rights. Each Investor signatory to this Amendment hereby agrees that the Registration Rights Agreement shall not apply to, and such Investor hereby waives all of such Investor’s rights under the Registration Rights Agreement, if any, with respect to the shares of Common Stock issuable by the Company to such Investor resulting from the amendment to the Subscription Agreement set forth in Section (A)(1) above, including the shares of Common Stock underlying the Warrants, and will make no claims for damages or for default thereunder; provided, however, that all other ongoing obligations of the Company under the Registration Rights Agreement shall remain in full force and effect.

(3)       No Other Amendments. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Agreements, or of any right, power or remedy of the Investors, or constitute a waiver, amendment or modification of any provision of the Transaction Agreements (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder, all of which (except as specified herein) remain in full force and effect. Except as set forth herein, the Investors reserve all rights, remedies, powers, or privileges.

(B)          CONFLICTS. Except as expressly set forth in this Amendment, the terms and provisions of each of the Transaction Agreements shall continue unmodified and in full force and effect. In the event of any conflict between this Amendment and any one of the Transaction Agreements, this Amendment shall control.

(C)          GOVERNING LAW. This Amendment shall be governed and construed under the laws of the State of California, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

(D)          COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Amendment shall be legal and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMPANY:

ENER-CORE, INC.

By:
Name:	Alain J. Castro
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

INVESTORS:

RUFUS DUFUS, LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BUYERS:

DYLANA DREAMS, LLC

By:

Name:

Title: